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                                                                     Exhibit 23


                         INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-23474, No. 33-29585, No. 33-22550, No. 33-35128, No. 33-38702, No. 33-46824,
No. 33-57235, No.33-54081, No. 33-54085 and No. 33-54087 of Quanex Corporation
on Form S-8 of our report dated November 22,1996 appearing in this Annual Report on Form 10-K of Quanex Corporation for the year ended October 31, 1996.

/s/ DELOITTE & TOUCHE LLP
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DELOITTE & TOUCHE LLP
December 13, 1996